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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), the undersigned officers of Healthtrac Inc. (the "Company"), hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended August 31, 2003 as filed with the Securities and Exchange Commission (the "Report") that to his knowledge:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD W. SHARPLESS
---------------------------------------------
Edward W. Sharpless
President and Chief Executive Officer
January 20, 2004

/s/ TONY Z. DICOSTANZO
---------------------------------------------
Tony Z. DiCostanzo
Chief Financial Officer
January 20, 2004

This certification accompanies this 10-Q Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.